SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2002

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (212) 816-7496

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events. Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

1. Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust for Bellsouth Capital Funding Debentures
2. Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust for SAFECO Capital Trust I
3. Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust II for First Union Capital I
4. Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust II for SAFECO Capital Trust I
5. Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust III for SAFECO Capital Trust I
6. Trustee's Report with respect to the July 15, 2002 Distribution Date for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12

No reports required for the other series listed. Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

March 26, 2003

EXHIBIT INDEX

Exhibit	Page
1	Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust for Bellsouth Capital Funding Debentures	6

2	Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust for SAFECO Capital Trust I	7

3	Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust II for First Union Capital I	8

4	Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust II for SAFECO Capital Trust I	9

5	Trustee's Report with respect to the July 15, 2002 Distribution Date for the CorTS Trust III for SAFECO Capital Trust I	10

6	Trustee's Report with respect to the July 15, 2002 Distribution Date for TIERS Principal-Protected Certificates Trust Series FFH 2001-12	11

Exhibit 1

To the Holders of:
CorTS Trust for Bellsouth Capital Funding Debentures
7.12% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081F201

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Bellsouth Capital Funding Debentures, hereby gives notice with respect to the Distribution occurring on July 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.890000	Total Distribution $ 0.890000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 48,888,000 aggregate principal amount of Bellsouth Capital Funding Corporation 7.12% Debentures due July 15, 2097 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,955,520 Certificates representing $ 48,888,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust for SAFECO Capital Trust I
8.75% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22080U209

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on July 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.093750	Total Distribution $ 1.093750

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 27,100,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,000,005 Certificates representing $ 25,000,125 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CorTS Trust II for First Union Capital I
7.5% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081J203       Class:   A
*CUSIP:  22081JAA2     Class:   B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for First Union Capital I, hereby gives notice with respect to the Distribution occurring on July 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Class A Certificate and per $1,000 notional amount of Class B Certificates, is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 0.937500 $ 2.175000	Total Distribution $ 0.937500 $ 2.175000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 109,600,000 aggregate principal amount of First Union Capital I 7.935% Capital Securities Series A due July 15, 2027 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 4,384,000 Class A Certificates representing $ 109,600,000 aggregate Certificate Principal Balance and $109,600,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CorTS Trust II for SAFECO Capital Trust I
8.7% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081R205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on July 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 1.087500	Total Distribution $ 1.087500

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 73,500,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 2,727,778 Certificates representing $ 68,194,450 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
CorTS Trust III for SAFECO Capital Trust I
8.072% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP: 22081S203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on July 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal $0.000000	Interest $ 0.482078	Total Distribution $ 0.482078

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$ 40,775,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,631,000 Certificates representing $ 40,775,000 aggregate Certificate Principal Balance were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 6

To the Holders of:
8.0% TIERS Principal-Protected Trust Certificates, Series FFH 2001-12
*CUSIP: 886525AE4

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series FFH 2001-12, hereby gives notice with respect to the Distribution occurring on July 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1000, is as set forth below:

Principal $0.000000	Interest $ 40.000000	Total Distribution $ 40.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$10,250,000 aggregate principal amount of Fairfax Financial Holdings 7.75% Notes due July 15, 2037 (the “Term Assets”) and $9,929,000 principal amount U.S. Treasury STRIP due May 15, 2030 are held for the above trust.

5.	At the close of business on the Distribution Date, $9,929,000 aggregate principal amount of TIERS Principal-Protected Certificates, Series FFH 2001-12 were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings may be obtained from Standard and Poor's Ratings Services by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.